UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2014

AMP HOLDING INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Commerce Drive, Loveland, Ohio 45140

(Address of principal executive offices) (zip code)

513-297-3640

(Registrant's telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Fleming PLLC

49 Front Street, Suite 206

Rockville Centre, New York 11570

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 1.01     Entry Into A Material Definitive Agreement

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

                     Arrangement of a Registrant

Item 3.02     Unregistered Sales of Equity Securities

AMP Holding Inc. (the “Company”), entered into Subscription Agreements with accredited investors (the “December 2014 Investors”) providing for the sale by the Company to the December 2014 Investors of 14% Unsecured Convertible Promissory Notes in the aggregate amount of $900,000 (the "December 2014 Notes"). In addition to the December 2014 Notes, the December 2014 Investors also received common stock purchase warrants (the “December 2014 Warrants”) to acquire 3,214,286 shares of common stock of the Company. The December 2014 Warrants are exercisable for five years at an exercise price of $0.14. The initial closing of $200,000 was on November 24, 2014 and the second closing of $700,000 was on December 8, 2014.

The December 2014 Notes mature one year from their respective effective dates (the "Maturity Dates") and interest associated with the December 2014 Notes is 14% per annum, which is payable on the Maturity Dates. The December 2014 Notes are convertible into shares of common stock of the Company automatically upon the Company increasing its authorized shares of common stock to allow for full conversion of the December 2014 Notes. The December 2014 Notes and the December 2014 Warrants carry standard anti-dilution provisions. Further, for a period of six months from issuance, upon the issuance of common stock or common stock equivalents at a price lower than the conversion price or the exercise price, the conversion price in the December 2014 Notes and the exercise price in the December 2014 Warrants will be reduced to such lower price. Dawson James Securities, Inc. acted as placement agent and received compensation of $49,500 and a common stock purchase warrant to acquire 289,286 shares of common stock at an exercise price of $0.14 for a period of five years.

The Company claims an exemption from the registration requirements of the Securities Act of 1933 (the “Securities Act”) for the private placement of these securities pursuant to Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. The investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act. As of the date hereof, the Company is obligated on $900,000 in face amount of December 2014 Notes issued to the December 2014 Investors. The December 2014 Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01      Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

4.1	Form of Subscription Agreement entered between AMP Holding Inc and the December 2014 Investors

4.2	Form of 14% Unsecured Convertible Promissory Note issued to the December 2014 Investors

4.3	Form of Common Stock Purchase Warrant issued to the December 2014 Investors

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMP HOLDING INC.

Date: December 11, 2014	By:	/s/ Julio Rodriguez
	Name: Title:	Julio Rodriguez CFO

3